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                                 EXHIBIT 10.39

                              FIRST AMENDMENT TO
               THE LAW COMPANIES GROUP, INC. 401(K) SAVINGS PLAN
                             AMENDED AND RESTATED
                                TRUST AGREEMENT

     THIS FIRST AMENDMENT to The Law Companies Group, Inc. 401(k) Savings Plan Amended and Restated Trust Agreement (the "Trust Agreement"), made as of the day and year noted on the last page hereof, by Law Companies Group, Inc. (the "Company"), to be effective as noted below.

                             W I T N E S S E T H:

     WHEREAS, the Company sponsors and maintains the Law Companies Group, Inc. 401(k) Savings Plan (the "Plan") for the exclusive benefit of its employees and their beneficiaries; and

     WHEREAS, the Company has entered into the Trust Agreement with George H. Ferguson III, Lawrence D. Young and Vicki L. Karch (herein collectively the "Trustees") for the purpose of holding and administering certain assets of the Plan; and

     WHEREAS, the Trustees have, upon the advice of their own separate counsel, requested that the Company modify the indemnification provisions of the Trust Agreement so as to provide indemnification for the Trustees unless their actions are "grossly negligent" rather than the current standard of mere negligence; and

     WHEREAS, the Company, having considered the request of the Trustees, believes such request appropriate, and wishes to amend the Trust Agreement at this time to effectuate the request of the Trustees; and

     WHEREAS, Section 7.1 of the Trust Agreement provides that the Company may amend the Trust Agreement at any time, provided, that no such modification or amendment which affects the rights, duties or responsibilities of the Trustees may be made without their consent in writing;

     NOW, THEREFORE, the Trust Agreement is hereby amended as follows effective as indicated below:

     Section 3.20 of the Trust Agreement is hereby amended effective as of May 10, 1996, to read as follows:

     3.20 Indemnification. The Trustee shall be indemnified by the Company against prospective costs, expenses and liability (including attorney's fees) in connection with all litigation relating to the Plan, this Trust Agreement or the Trust, except in cases in which the Trustee is liable for the gross negligence or willful misconduct relating to such litigation.

                                      1.
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     All other provisions of the Trust Agreement not inconsistent herewith are hereby confirmed and ratified.

     IN WITNESS WHEREOF, this First Amendment to the Trust Agreement has been executed by the Company and by the Trustees on this 10th day of May, 1996.

                                        COMPANY:

[CORPORATE SEAL]                        LAW COMPANIES GROUP, INC.


                                        By: /s/ Robert S. Gause
                                           -----------------------

                                        Title: Sr. Vice President
                                              --------------------
ATTEST:


By: /s/ Darryl B. Segraves
   -------------------------

Title: _____________________

                                        TRUSTEES:


                                        /s/ George H. Ferguson III
                                        ---------------------------
                                        George H. Ferguson III
                                        Director of Human Resources


                                        /s/ Lawrence D. Young
                                        ---------------------------
                                        Lawrence D. Young, Esq.
                                        Senior Corporate Counsel


                                        /s/ Vicki L. Karch
                                        ---------------------------
                                        Vicki L. Karch
                                        Corporate Benefits Administrator

                                      2.